O C T O B E R 2 0 2 1 Transforming therapeutic endoscopy

Forward Looking Statements & Regulatory Advisory Forward Looking Statements: Certain statements in this presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties that could cause results to be materially different than expectations. All statements other than statements relating to historical matters including statements to the effect that we “believe”, “expect”, “anticipate”, “plan”, “target”, “intend” and similar expressions, should be considered forward-looking statements. You should not place undue reliance on these forward- looking statements. Our actual results could differ materially from those discussed in the forward-looking statements as a result of a number of important factors, including uncertainty about the spread of the COVID-19 virus and the impact it may have on the operations of Apollo Endosurgery, Inc. (“Apollo,” or the “Company”), the demand for the Company’s products, the Company’s liquidity position, global supply chains and economic activity in general. Important factors that could cause actual results to differ materially include: reports of adverse events related to our products, outcomes of clinical studies related to our products, development of competitive medical products by competitors, regulatory approvals and extensive regulatory oversight by the FDA or other regulatory authorities, unfavorable media coverage related to our products or related procedures, coverage and reimbursement decisions by private or government payors, Apollo’s ability to support the adoption of its products and broaden its product portfolio; the potential size of Apollo’s addressable markets; the execution of our gross margin improvement projects; the ability to collect future payments from ReShape; and the availability of cash for Apollo's future operations as well as other factors detailed in Apollo’s periodic reports filed with the Securities and Exchange Commission, or SEC, including its Form 10-K for the year ended December 31, 2020 and its Form 10-Q for the periods ending March 31, 2021 and June 30, 2021. Copies of reports filed with the SEC are posted on Apollo’s website and are available from Apollo without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Apollo disclaims any obligation to update these forward- looking statements to reflect future events or circumstances. Product Regulatory Advisory: This presentation is intended for the investment and financial community and not for the promotion of Apollo products or related procedures. The X-Tack is cleared for approximation of soft tissue in minimally invasive gastroenterology procedures (e.g. closure and healing of ESD/EMR sites, and closing of fistula, perforation or leaks). The Apollo Intragastric Balloon products are approved in the US as a weight loss aid for adults suffering from obesity, with a body mass index (BMI) ≥30 and ≤40 kg/m2, who have tried other weight loss programs, such as following supervised diet, exercise, and behavior modification programs, but who were unable to lose weight and keep it off. In addition, the Apollo Intragastric balloon has received a Breakthrough Device Designation from the U.S. Food and Drug Administration for use in treating patients with a BMI between 30-40 kg/m2 with noncirrhotic nonalcoholic steatohepatitis (NASH) with liver fibrosis. Outside of the US the indications for Apollo Intragastric Balloon products vary based on product version and local regulatory clearance. The Overstitch is cleared for the endoscopic placement of sutures and the approximation of soft tissue in the GI tract The Overstitch clearance does not include procedure-specific indications for use. Although Apollo has and continues to obtain clinical data on additional uses for its products, the safety and effectiveness of these uses has not been specifically cleared or approved for commercial purposes by the U.S. Food and Drug Administration. 2

Disclaimers 3 This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. This presentation contains information regarding the Company’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative or superior to GAAP measures. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Preliminary Financial Results: This presentation includes financial results that are preliminary. The Company reports its financial results in accordance with U.S. generally accepted accounting principles. The expected financial results discussed in this presentation are preliminary and represent the most current information available to the Company's management, as financial closing procedures for the quarter ended September 30, 2021 are not yet complete. These estimates are not a comprehensive statement of the Company's financial results for the quarter ended September 30, 2021 and actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of the Company's internal control over financial reporting, the completion of the preparation and review of the Company's financial statements for the quarter ended September 30, 2021 and the subsequent occurrence or identification of events prior to the formal issuance of the third quarter financial results. Past performance is not indicative nor a guarantee of future returns: The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information.

new strategy Transforming growth trajectory by prioritizing key initiatives: energize lead Expand penetration by advancing commercial traction & awareness accelerate Build clinical support for new indications that open door to new, large markets Execute to become the standard of care new team New CEO building a motivated, experienced team large, expanding market opportunities Creating & expanding addressable opportunities 4

Our Story

Executing on milestones to catalyze rapid long-term growth

2018
- OverStitch Sx 510K clearance
- Sale of surgical product line

2019
- $20M convert placement

2020
- $25M equity financing
- X-Tack 510K clearance

2021
- New CEO
- FDA Breakthrough Device Designation Orbera for NASH
- New VP of Sales & VP of Marketing
- New CFO
- De Novo 510(k) Classification Request for Apollo ESG & Apollo REVISE for weight loss & bariatric revisions
- ESG MERIT study initial data presentation on primary endpoints

2022E
- Anticipated ESG MERIT study full data publication
- Anticipated launch of Apollo ESG™ & Apollo REVISE™ (pending FDA review)
- X-Tack OUS launch
- Initiate NASH trial

5
See Product Regulatory Advisory, slide 2

apollo endosurgery

Motivated, Experienced Leadership Team



Chas McKhann
PRESIDENT & CEO

25 years of experience in med-device CEO & CCO roles with track record of developing effective growth strategies that deliver results.



Jeff Black
CFO

30 years of experience in corporate strategy, finance & ops with publicly-traded companies in med device and life sciences.



Christopher Gostout, M.D.
CMO

33 years of experience in Gastroenterology & Hepatology, including Dept of Surgery at Mayo Clinic



John Molesphini
EXECUTIVE VP, OPS

40 years of global operational experience in manufacturing, quality, engineering & product development



Kirk Ellis
VP, SALES



Steve Bosrock
VP, MARKETING & MEDICAL ED



David Hooper
VP, QUALITY & REGULATORY



Tiffanie Gilbreth
VP, CLINICAL & MEDICAL AFFAIRS



Mike Gutteridge
VP, INTERNATIONAL SALES & MARKETING

6

Energizing to Transform Growth Continued traction in 2021* speaks to strong momentum YoY revenue growth YTD 60% 62% ESS revenue growth YTD 72% X-Tack revenue from re-orders ✓ Primary & secondary endpoints met in MERIT; De Novo 510K Classification Request 33% growth YTD compared to 2019 YTD1 Apollo ESGTM & Apollo REVISETM for weight loss & bariatric revisions 7 IGB revenue growth YTD 62% 41% growth YTD compared to 2019 YTD 32% growth YTD compared to 2019 YTD % of Q3 revenue from accounts that ordered in 1H2021 * 2021 and YTD 2021 financial results through 9/30/2021 are preliminary, unaudited, and subject to adjustment. Revenue metrics are based on midpoint of disclosed range. See Disclaimer – Preliminary Financial Results. 1. Excludes lap band revenue in 2019. | See Product Regulatory Advisory, slide 2

Less-Invasive Portfolio Treats Unmet Needs

ADVANCED GI

- ESD or EMR site closure
- POEM
- Stent fixation
- Fistula, perforation, other GI tissue closure
- Colonoscopy defect closure
- Reflux (in development)

ENDOBARIATRIC

- Intragastric balloon
- Endoscopic revisions of prior bariatric surgery (e.g., gastric bypass)
- Endoscopic sleeve gastroplasty (ESG) (De Novo 510K filed in Q3 2021)

X-Tack™
endoscopic helix tacking system



OverStitch™
endoscopic suturing system



Orbera®
managed weight loss system



8

See Product Regulatory Advisory, slide 2.

apollo endosurgery

Line of sight to near- and long-term value creation

	ENERGIZE	ACCELERATE	LEAD
OverStitch™ endoscopic suturing system	Increase number of users & range of applications; build foundation for endoscopic weight loss	Launch Apollo ESG™ for weight loss and Apollo REVISE™ for bariatric surgery revisions	Establish ESG as a market leading procedure and endoscopic revisions as the standard of care
X-Tack™ endoscopic helix tacking system	Build utilization of X-Tack as a valuable new tool for defect closer in upper & lower GI	Extend recent launch to OUS & drive adoption	Create a leadership position in defect closure
Orbera® managed weight loss system	Improving market conditions globally + new AGA clinical practice guidelines	Key component of integrated endobariatric weight loss practices	Achieve a new indication for treatment of NASH and pathway to reimbursement

9

See Product Regulatory Advisory, slide 2.

apollo endosurgery

Expanding the addressable market

~$215M ADDRESSABLE GLOBAL MARKET HISTORICALLY

~$7.7B FUTURE ADDRESSABLE GLOBAL OPPORTUNITY (Exclusive of market growth)

$40M[1]
Intragastric Balloons

$175M[2]
Advanced GI defect closure

New products
New applications
Clinical support
Reimbursement

$850M[2]
Advanced GI
CLIP REPLACEMENT + POLYP REMOVAL DEFECT CLOSURES

$3.9B[2]
Endobariatric Weight Loss
INTRAGASTRIC BALLOONS + REVISIONS + ESG

$2.9B[3]
NASH

1. Verified Market Research: Intragastric Balloon Market Size and Forecast, Aug 2021 | 2. Derived from multiple primary data sources (including estimated upper GI perforation incidence rate from studies published between 1980 and 2000) and management estimates | 3. Reports and Data. Non -Alcoholic Steatohepatitis (NASH) Market Analysis By Disease Cause (Hypertension, Heart Disease, High Blood Lipid, Type 2 Diabetes, Obesity), By Drug Type (Vitamin E & Pioglitazone, Ocaliva, Selonsertib & Cenicriviroc), By End-User (Hospital, Clinics, And Homecare Settings) And Segment Forecast To 2027 | See Product Regulatory Advisory, slide 2

10

apollo endosurgery

Advanced Gastro- Intestinal Therapies

ADVANCED GASTROINTESTINAL THERAPIES

Establishing Leadership in GI Defect Closure

Expanding penetration of upper GI defect closures…

…to accessing global market in upper & lower GI

~$175M[1]
Primarily US market for upper GI defect closure

Establishing suturing as **the standard of care:**

- Stent Fixation
- ESD or EMR site closure
- POEM
- Fistula, perforation & other GI tract tissue closure
- Reflux (in development)

>$850M[1]
Global addressable market in upper and lower GI closure

1. Derived from multiple primary data sources (including estimated upper GI perforation incidence rate from studies published between 1980 and 2000) and management estimates.

12

apollo endosurgery

ADVANCED GASTROINTESTINAL THERAPIES

OverStitch Endoscopic Suturing System (ESS)



LESS-INVASIVE ENDOSCOPIC THERAPY

- Places full-thickness sutures through a flexible endoscope
  - Supports primarily upper GI procedures that depend on closure, apposition, or hemostasis of soft tissue

GROWTH DRIVERS

- ✓ Enhancing medical education for new & advancing users
- ✓ Developing procedure & clinical data
- ✓ Progressing toward ESG indication, which dominates international mix (OUS)

PROCEDURE MIX*


US
25%
15%
60%
OUS
20%
15%
65%
Advanced GI
Bariatric Revision
ESG

13

See Product Regulatory Advisory, slide 2 | * Percentages are approximations based on YTD 2021 internal sales survey + management estimates.

ADVANCED GASTROINTESTINAL THERAPIES

X-Tack Endoscopic Helix Tacking System

THE NEXT EVOLUTION IN DEFECT CLOSURE

- Enabling technology addresses defects created during resection or dissections **in upper & lower GI**
  - Colonoscope & gastroscope compatible
  - Readily available, delivered through-the-scope



MARKET POSITION

Small Defects	Medium Defects Requiring ≥ 3 TTS Clips	Large Defects and Therapeutics
TTS Clips	**X-Tack HeliX**	**OverStitch & Sx**

GROWTH DRIVERS

- ✓ Targeting high volume accounts
- ✓ Establishing utilization with multiple customers / account
- ✓ Anticipated OUS launch in 2022

<7%[1] U.S. target account penetration as of Q3 2021

1. Derived from multiple primary data sources and management estimates, based on 2019 U.S. procedural volumes data. Management estimates that X-Tack is applicable for roughly 1/3 of total U.S. target accounts.

14

apollo endosurgery

ADVANCED GASTROINTESTINAL THERAPIES

Expanding to Common GI Procedures

Building opportunity to extend our endoscopic fixation franchise into new applications

21M U.S. colonoscopies per year[1]

2.3 Avg # polyps / colonoscopy[2]

6% Polyps >2cm[2]

~2.5M polyps >2 cm in U.S. alone

THE NEW STANDARD OF CARE FOR A VAST UNMET NEED

"Closure... should be attempted in all patients undergoing resection of large non-pedunculated colon polyps in the proximal colon.[3]

>$500M Potential U.S. addressable market for polyp removal defect closures[4]

7% Rate of delayed bleeding w/o closure [3]



1. Decision Resource Group: Gastrointestinal Endoscopy Devices, Medtech 360, Market Analysis, US 2016 | 2. Am Journal of Gastroenterol 2020;115:774–782. | 3. Pohl H., et al. Clip Closure Prevents Bleeding After Endoscopic Resection of Large Colon Polyps in a Randomized Trial. Gastroenterology. October 2019. | 4 Derived from multiple primary data sources and management estimates

15

apollo endosurgery

Endobariatric

Building Access to Large Untapped Markets E N D O B A R I A T R I C $1.0B Estimated Global Addressable Market6 R E V I S I O N S +>$2.9B O B E S I T Y <0.2% 1. NHANES 2017-2018; US Census 2020; ASMBS; management estimates | 2. O’Brien P. Surgical Treatment of Obesity. Endotext (Internet). | 3. World Health Organization, June 2021 | 4. Centers for Disease Control and Prevention. | 5. Finkelstein, E; Khavjou, O.; Thompson, H; Obesity and Severe Obesity Forecasts Through 2030. American Journal of Preventive Medicine. June 2012. | 6. Derived from multiple primary data sources and management estimates. | 7 American Society for Metabolic and Bariatric Surgery, March 2021 | See Product Regulatory Advisory, slide 2. 1 33% Estimated Global Addressable Market1 Treated surgically UNPENETRATED global obese patient opportunity 650M 42% “ The morbidity caused by obesity makes it our greatest current health challenge.2 Adults globally are obese of U.S. Adults are obese 2 3 4 Increase in prevalence expected next 2 decades5 2 0 1 1 2 0 1 9 4.5x U.S. endoscopic bariatric revisions I N C R E A S E 7 17 framing our opportunity S E E K S U R G I C A L T R E A T M E N T 1818

ENDOBARIATRIC

Extending Application of OverStitch to Endoscopic Revisions of Bariatric Surgeries

What are Revisions?

Anatomically-driven weight regain following weight loss surgery can be addressed with endoscopic surgical revision.

1.4M U.S. laparoscopic sleeve & gastric bypasses 2011 to '19[1]

30-50% of those will be revision candidates[1]

43K U.S. revision procedures in 2019[1]

>70% of top 100 U.S. Overstitch accounts perform revisions[2]

ENDOSCOPIC V. SURGICAL REVISION

In a peer-reviewed study[3] that compared results at five years, endoscopic revision demonstrated:

- **Equivalent efficacy**
- **Improved safety profile**

	ENDO	SURGICAL	p
Efficacy at 5 years	**11.5%** TBWL	**13.1%** TBWL	0.67
Adverse events	**6.5%**	**29.0%**	0.04
Safety profile	**0** SAE rate	**19.4%** SAE rate	0.024

1. Derived from multiple primary data sources and management estimates | 2. YTD 2021 survey of sales team + management estimate | 3. Dolan, R; Pichamol, J; Thompson, C; Endoscopic versus surgical gastrojejunal revision for weight gain in Roux-en-Y gastric bypass patients: 5-year safety and efficacy comparison. Gastrointestinal Endoscopy. 2021. | See Product Regulatory Advisory, slide 2.

19

apollo endosurgery

Endoscopic Sleeve Gastroplasty is intended to be a minimally invasive, endoscopic weight loss procedure, utilizing OverStitch™ to reduce stomach volume OverStitch for ESG Could Shift the Weight Loss Paradigm 20 1. Internal meta-analysis of published ESG studies. | 2. Neto, M., et al. Brazilian Consensus on Endoscopy Sleeve Gastroplasty. IFSO. August 2020. | 3. Hedjoudje, A., et al. Efficacy and Safety of Endoscopic Sleeve Gastroplasty: A Systematic Review and Meta-Analysis. Clinical and Gastroenterology and Hepatology 2020) | See Product Regulatory Advisory, slide 2. 50%+ Clinically significant excess body weight loss3>6,500 Participants studied in ESG clinical trials1 safe reversible convenient Less than 2% significant adverse event (SAE) rate2 Anatomy sparing No scarring Outpatient – return to normal activities 3-5 days E N D O B A R I A T R I C >200Publications have shown consistent results1 9% 11% 15% 16% 17% 17% 32% 47% 58% 67% 62% 67% 1 mo 3 mo 6 mo 9 mo 12 mo 18-24 mo % TBWL % EBWL otal body weight loss xcess body weight loss 18-24 mo POOLED % WGT LOSS OVER TIME3

ENDOBARIATRIC

New Development in Obesity Treatment

Presented @ DDW: A Powerful Combination That May Increase Effectiveness

ESG

18.7%
TBWL

ESG + SEMAGLUTIDE[1]

25.2%
TBWL

“Weight loss outcomes achieved with ESG plus semaglutide **approach bariatric surgery outcomes.**[2]

ANNA CAROLINA HOFF
Angioskope Brazil
São José dos Campos

Author conclusions

- Surgery indicated only at high BMI or after presentation of comorbidities
- ESG can be performed at lower BMI making option available to more people

JOHNS HOPKINS MEDICINE | Cornell University | FIU FLORIDA INTERNATIONAL UNIVERSITY | angioskope

1. 58 participants undergoing ESG in a small, randomized study were assigned to take semaglutide at a maximum dose of 1.5 mg/week or placebo, starting from within 1 month of the procedure. From around 6 months, weight loss in the semaglutide group began to outstrip that of the placebo group. Outcomes shown were for TBWL at 12 months. | 2. McDermid, E. Semaglutide boosts weight loss of minimally invasive gastric procedure. Medicine Matters diabetes. 5-19-21 | See Product Regulatory Advisory, slide 2

21

apollo endosurgery

ENDOBARIATRIC

Driving Clinical, Regulatory, & Reimbursement ESG Support Via MERIT Study

"...in a preliminary analysis, the **MERIT study** comparing the ESG procedure to medically supervised moderate intensity lifestyle modification **has achieved its primary endpoints for both efficacy & safety.**[1]"

MAYO CLINIC

Dr. Barham Abu Dayyeh
Professor of Medicine & Director of Advanced Endoscopy

DESIGN

Multi-center randomized control IDE study of ESG procedure's effectiveness and safety

PARTICIPANTS

200 Patients @ **9** Sites

- ≥ 50 with hypertension
- ≥ 50 diabetics

ENDPOINTS

- Effectiveness: ≥ 25% Excess WL at 12 months
- Safety: < 5% SAE

STATUS

- All procedures done
- 24-month follow-up visits complete

2021

JUNE Announced achievement of study's primary endpoints

SEPTEMBER De Novo 510(k) Classification Request for Apollo ESG & Apollo REVISE for weight loss & bariatric revisions

OCTOBER ESG MERIT study initial data presentation on primary endpoints

2022E

Anticipated ESG MERIT study full data publication

Expected launch of Apollo ESG & Apollo Revision (pending FDA review)

Initiate comprehensive global efforts to support coding, coverage & payment

22

1. Dr. Barham Abu Dayyeh. Mayo Clinic Professor of Medicine & Director of Advanced Endoscopy. . | See Product Regulatory Advisory, slide 2

apollo endosurgery

ENDOBARIATRIC

Orbera Weight Loss Management System

Leading Gastric Balloon Worldwide

only balloon currently meeting ASGE's threshold standards[1] for safety and efficacy

230 peer reviewed publications reporting weight loss results consistently >10% TBW

2015 FDA approved; CE marked 1997

>300K gastric balloons sold



NEW GROWTH DRIVERS

Expected to accelerate IGB clinical applications

- ✓ American Gastroenterology Association now recommends IGB use to manage obesity[2]
- ✓ AMA assigned category 1 CPT code to IGB procedures – effective January 2023
- ✓ FDA awarded Breakthrough Designation for Orbera IGB for treatment of NASH

1. ASGE Bariatric Endoscopy Task Force and ASGE Technology Committee. Journal of Gastrointestinal Endoscopy. 2015 Sep; Epub 2015 Jul 29. | 2. AGA Guidelines: Shah, R, et al. Spotlight: Intragastric Balloons in the Management of Obesity. Clinical Practice Guideline. Volume 160, Issue 5. April 2021. | See Product Regulatory Advisory, Slide 2

23

apollo endosurgery

broader coverage • Replicate existing successful models • Build on prior authorization successes with support capability • New CPT codes + coding for outpatient facilities • Payer engagement & education • Leverage experience and data to establish coverage policies energize accelerate lead Improving Access to Care From prior authorization strategy toward broad, evidence - supported reimbursement E N D O B A R I A T R I C W E I G H T L O S S cash pay prior authorization 24

NASH Opportunity

NASH OPPORTUNITY

A Growing, Epidemic With an Unmet Need

$2.9B[1]
Estimated Global Addressable Market

10M Estimated U.S. adults affected[2]

#1 cause of liver transplant in women and patients over 55[3]

↑ risk of morbidity & mortality

zero FDA approved treatments, **but weight loss recommended**

> All of the risk factors for NASH are not going away. **They're getting worse.**[4]

KYMBERLY WATT
Gastroenterologist
Mayo Clinic Rochester



~59%
CAGR1
$54B1
$2.9B1
2019
2027E

1. Reports and Data. Non-Alcoholic Steatohepatitis (NASH) Market Analysis By Disease Cause (Hypertension, Heart Disease, High Blood Lipid, Type 2 Diabetes, Obesity), By Drug Type (Vitamin E & Pioglitazone, Ocaliva, Selonsertib & Cenicriviroc), By End-User (Hospital, Clinics, And Homecare Settings) And Segment Forecast To 2027 | 2. Derived from multiple primary data sources and management estimates | 3 Younossi, Z., et al. Nonalcoholic Steatohepatitis is the Most Rapidly Increasing Indication for Liver Disease in the United States. Clinical Gastroenterology and Hepatology 2020 | 4. Jozst, L. NASH Has Gone Under the Radar, but It Is the "Elephant in the Room," Panelists Say. November 2019. . | See Product Regulatory Advisory, Slide 2

26

apollo endosurgery

NASH OPPORTUNITY

Our EWL Solutions May Help

FDA awarded Breakthrough Designation for Orbera IGB for treatment of NASH

What is NASH?

Non-alcoholic steatohepatitis, a severe form of fatty liver disease can progress to cirrhosis and liver failure

BUILDING EVIDENCE



Mayo pilot study of Orbera in patients with NASH demonstrated[1]:

- Improved histologic characteristics
- Resolution of liver inflammation
- Fat leaving the liver
- Regression of fibrosis

>7-10% TBWL key to meaningful improvement[2]

+ Initial studies evaluating suitability of ESG for NASH



1. Bazerbacki, F. et al. Intragastric Balloon Placement Induces Significant Metabolic and Histologic Improvement in Patients With Nonalcoholic Steatohepatitis. Clinical Gastroenterol Hepatol. January 2021. | 2. American Liver Foundation. | See Product Regulatory Advisory, Slide 2

27

apollo endosurgery

Commercial Priorities

Leveraging Strong Academic Presence 20 of top 20 U . S . r e s e a r c h h o s p i t a l s 1 25 of top 25 G . I . s p e c i a l i z e d h o s p i t a l s 1 Well-positioned to both expand academic stronghold and broaden usage 1. U.S. News and World Report29

Revitalizing the Sales Network

New leadership + increasing opportunities attracting high-caliber professionals globally

REVITALIZING U.S.

DIRECT U.S. REPS

ENERGIZE ~30 » ACCELERATE ~50 » LEAD ~70

- Experienced reps returning to Apollo
- Increasingly attracting from peers

ESTABLISHED O.U.S

14 Countries with direct sales teams in Europe, Australia & Latin America

40 Countries with distributor relationships

- New growth opportunities: Japan, China, Russia, Canada
- Int'l offices in UK & Italy

30

Significant Catalysts Ahead endoscopic sutur ing system endoscopic hel ix tack ing system managed weight loss system 2022 De Novo 510(k) Classification Request for Apollo ESG & Apollo REVISE for weight loss & bariatric revisions 2021 2022E 2023E 024E Anticipated launch of Apollo ESG and Apollo REVISE (pending FDA review) U.S. launch Anticipated O.U.S. launch ----- Expanding clinical experience = potential incremental applications ----- Initiate NASH trial Expand ESG reimbursement pathways New weight loss balloon CPT code Product line extension Growth of weight loss practices 31 Growth of endoscopic weight loss practices and procedures See Product Regulatory Advisory, slide 2

Financials

Revenue 33 Q3 2020 Q3 2021 YoY YTD Q1-Q3 2020 YTD Q1-Q3 2021 YoY ESS $ 7.6M $10.1M +32% $18.1M $29.4M +62% IGB $ 4.9M $ 5.9M +20% $10.2M $16.6M +62% Other $ 0.3M $ 0.2M $ 0.9M $0.7M TOTAL $12.8M $16.2M +26% $29.2M $46.7M +60% R E V E N U E M I X Y T D T h r o u g h 9 / 3 0 / 2 1 Numbers may not add and percentages may not foot due to rounding. | * Q3 2021 and YTD 2021 financial results are preliminary, unaudited, and subject to adjustment. Revenue represents midpoint of disclosed range. See Disclaimer – Preliminary Financial Results. 54%46% O U S U S 64%36% I G B E S S

Gross Margin

	Q3 2020	Q3 2021	YoY	YTD Q1-Q3 2020	YTD Q1-Q3 2021*	YoY
Gross Margin $	$7.0M	$8.9M	+27%	$15.1M	$25.5M	+69%
Gross Margin %	55%	55%		52%	55%	

YoY GM% increase attributed to product mix & improved overhead absorption on higher revenue base

TODAY

~55%

- Early product ramp
- Manufacturing scale-up

MID-TERM TARGET

mid-60%s

Expected expansion driven by:

- Sales growth
- Product mix
- Overhead absorption efficiencies
- Cost reduction projects for OverStitch

Numbers may not add and percentages may not foot due to rounding. | * Q3 2021 and YTD 2021 financial results are preliminary, unaudited, and subject to adjustment. Gross margin represents midpoint of disclosed range See Disclaimer – Preliminary Financial Results.

34

apollo endosurgery

Capitalization 1. Market Capitalization and Enterprise Value with Pre-Funded Warrants are non-GAAP items; Common shares outstanding at September 30, 2021, were 29,829,697; Pre-funded warrants outstanding at September 30, 2021 were 13,948,875 | 2. Long-Term Debt – Matures March 2025, Senior secured, Interest at LIBOR plus 7.5%, interest only through September 2022 | 3. Convertible Debt – Matures August 2026, Interest at 6%, payable in stock, Conversion price of $3.25 (or 6,290,932 common shares) 35 Share Price (as of 10/08/2021) $9.39 Average Daily Volume 131,100 52-Week Range $1.61 / $10.04 Market Capitalization $280 million + Pre-Funded Warrants1 $411 million Long-Term Debt2 (as of 9/30/2021) $36 million Convertible Debt3 (as of 9/30/2021) $19 million Cash (as of 9/30/2021) $28 million Enterprise Value (as of 9/30/2021) $307 million + Pre-Funded Warrants1 $438 million $411M Market cap + pre-funded warrants1 $438M Enterprise value + pre-funded warrants1 apollo endosurgery

$42M
2020 Revenue

20%+
Mid-Term Target Revenue CAGR*

energize	accelerate	lead
INVEST TO PENETRATE	**LEVERAGE CLINICAL SUPPORT**	**STANDARD OF CARE**
• Advance commercial organization • Drive medical education to increase awareness • Support R&D pipeline • Expand gross margin	• Build clinical evidence to support adoption and expand indications • Broaden reimbursement	• Broader awareness • Additional indications • Expanded geographies

* Target revenue growth is based solely on management estimates and assumptions as of the date of this presentation and is subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on this forward-looking statement, and there can be no assurance that this target will be achieved.

36

Appendix

Appendix: Selected Financial Results

In 000s except percentages	2Q 2021	1Q 2021	FY 2020	4Q 2020	3Q 2020	2Q 2020	1Q 2020	FY 2019	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Revenue	$16,610	$13,857	$42,048	$12,860	$12,826	$5,644	$10,718	$50,713	$11,989	$11,259	$14,254	$13,211
Gross Margin	54.9%	54.2%	52.9%	55.9%	54.5%	43.0%	52.6%	50.6%	48.7%	48.3%	50.3%	54.8%
Endoscopy Revenue	*$16,377*	*$13,602*	*$40,513*	*$12,230*	*$12,536*	*$5,389*	*$10,358*	*$45,149*	*$11,755*	*$10,381*	*$12,193*	*$10,820*
Endoscopy Gross Margin	*54.9%*	*54.2%*	*53.1%*	*54.3%*	*54.0%*	*50.7%*	*51.9%*	*49.5%*	*48.6%*	*48.4%*	*50.1%*	*50.7%*
Sales and marketing	$6,005	$4,790	$17,355	$4,582	$4,178	$2,265	$6,330	$28,730	$6,735	$6,495	$7,803	$7,697
General and administrative	$5,338	$4,069	$11,062	$3,192	$2,374	$2,157	$3,339	$13,588	$3,369	$3,159	$3,343	$3,717
Research and development	$2,550	$1,928	$7,670	$2,186	$1,522	$1,815	$2,147	$10,384	$2,139	$2,128	$2,689	$3,428
Amortization of intangibles	$471	$474	$1,949	$477	$486	$490	$496	$2,095	$504	$510	$528	$553
Total operating expenses	$14,364	$11,261	$38,036	$10,437	$8,560	$6,727	$12,312	$49,188	$12,747	$12,292	$14,363	$9,786[1]
Loss from operations	($5,241)	($3,754)	($15,794)	($3,247)	($1,574)	($4,298)	($6,675)	($23,513)	($6,912)	($6,859)	($7,197)	($2,545)
Net Loss	($3,019)[2]	($4,601)	($22,611)	($3,505)	($2,597)	($6,253)	($10,256)	($27,432)	($7,196)	($8,658)	($8,774)	($2,804)
Net Loss per Share	($0.11)	($0.17)	($0.99)	($0.14)	($0.11)	($0.30)	($0.49)	($1.27)	($0.34)	($0.40)	($0.40)	($0.13)
Shares used in computing Net Loss per Share (000s)	27,270	26,306	22,756	25,609	23,111	21,153	21,117	21,542	20,946	21,401	21,927	21,907

1. First quarter 2019 operating expense includes settlement gain of $5,609 from Allergan Inc. | 2. Second quarter 2021 includes a gain on debt forgiveness of $2,852

38

apollo endosurgery

Operating Expenses In 000s except percentages 2Q 2021 1Q 2021 QoQ 2Q 2021 2Q 2020 YoY 1H 2021 1H 2020 YoY R&D $2,550 $1,928 32% $2,550 $1,815 41% $4,478 $3,962 13% % of Revenue 15.4% 13.9% 15.4% 32.2% 14.7% 24.2% G&A $5,338 $4,069 31% $5,338 $2,157 148% $9,407 $5,496 71% % of Revenue 32.1% 29.4% 32.1% 38.2% 30.9% 33.6% Stock-Based Comp in G&A $2,139 $434 393% $2,139 $212 910% $2,573 $368 600% Adjusted G&A Expense1 $3,199 $3,635 -12% $3,199 $1,945 65% $6,834 $5,128 33% % of Revenue 19.3% 26.2% 19.3% 34.5% 22.4% 31.3% Sales & Marketing $6,005 $4,790 25% $6,005 $2,265 165% $10,795 $8,595 26% % of Revenue 36.2% 34.6% 36.2% 40.1% 35.4% 52.5% Total Operating Expenses2 $13,893 $10,787 29% $13,893 $6,237 123% $24,680 $18,053 37% % of Revenue 83.6% 77.8% 83.6% 110.5% 81.0% 110.3% Stock-Based Compensation $2,480 $680 265% $2,480 $507 389% $3,160 $888 256% Adjusted Total Operating Expenses1 $11,413 $10,107 13% $11,413 $5,730 99% $21,520 $17,165 25% % of Revenue 68.7% 72.9% 68.7% 101.5% 70.6% 104.9% 1. Adjusted G&A Expense and Adjusted Total Operating Expenses are non-GAAP metrics reconciled above. | 2. Total operating expenses excludes amortization of intangibles. See slide 39 for complete details. 39 Thoughtfully investing in R&D & sales channel to support accelerated growth initiatives